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Exhibit 10.34

March             , 2008

To the Selling Stockholders listed on Exhibit A hereto (the "Selling Stockholders")

Re:    CardioNet, Inc. (the "Company") Initial Public Offering

Dear Selling Stockholders:

Reference is made to the underwriting agreement (the "Underwriting Agreement") by and among the Company, the Selling Stockholders and Citigroup Global Markets Inc., as representative of the several underwriters listed therein, pursuant to which the Selling Stockholders desire to sell shares of Common Stock and include shares of Common Stock among the shares covered by the Registration Statement. Defined terms used but not otherwise defined herein shall have the meanings ascribed to them in the Underwriting Agreement. In connection with the inclusion of shares of Common Stock by the selling Stockholders among the shares covered by the Registration Statement, the Company and the Selling Stockholders each agree as follows:

        To the extent permitted by law, the Company will indemnify and hold harmless each Selling Stockholder, the partners, officers and directors of each Selling Stockholder, and each person, if any, who controls any Selling Stockholder within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law in connection with the offering covered by the Registration Statement; and the Company will pay to each Selling Stockholder, partner, officer, director or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this paragraph shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by a Selling Stockholder, partner, officer, director or controlling person of a Selling Stockholder.

To the extent permitted by law, each Selling Stockholder will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act and any other Selling Stockholder selling securities under the Registration Statement or any of such other Selling Stockholder's partners, directors or officers or any person who controls such Selling Stockholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person or other such Selling Stockholder, or partner, director, officer or controlling person of such other Selling Stockholder may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Stockholder under an instrument duly executed by such Selling Stockholder and stated to be specifically for use in connection with the offering contemplated by the

Registration Statement; and each such Selling Stockholder will pay any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or other Selling Stockholder, or partner, officer, director or controlling person of such other Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this paragraph shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Stockholder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this paragraph exceed the net proceeds from the offering contemplated by the Registration Statement received by such Selling Stockholder.

Promptly after receipt by an indemnified party pursuant to this letter agreement of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party pursuant to this letter agreement, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this letter agreement, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this letter agreement.

If the indemnification provided for in this letter agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Selling Stockholder pursuant to this paragraph exceed the net proceeds from the offering contemplated by the Registration Statement received by such Selling Stockholder.

The obligations of the Company and the Selling Stockholder pursuant to this letter agreement shall survive completion of any offering and sale of the Securities pursuant to the Registration Statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

In connection with the inclusion of shares of Common Stock among the shares covered by the Registration Statement, the Company agrees to reimburse an aggregate of $25,000 worth of the fees and disbursements of counsel to the Selling Stockholders, to be allocated as follows: [Selling Stockholders to provide].

This letter agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. The Company and the Selling Stockholders hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or related to this letter agreement or the transactions contemplated hereby. This letter agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. Facsimile signatures shall be as effective as original signatures. This letter agreement shall become effective and binding among the parties hereto as of the time that it is countersigned by the Company and each of the Selling Stockholders.

Very truly yours,

CARDIONET, INC.

By: Arie Cohen Chief Executive Officer and President 1010 Second Avenue San Diego, CA 92121

ACKNOWLEDGED AND AGREED:

GUIDANT INVESTMENT CORPORATION, a California corporation

By:
Name:
Title:

FOUNDATION MEDICAL PARTNERS, L.P., a Delaware Limited Partnership

By:	Foundation Medical Managers, LLC

By:
Name:
Title:

BIOFRONTIER GLOBAL INVESTMENT PARTNERSHIP, a Japanese Civil Law Partnership

By:	Biofrontier Partners Co., Ltd., General Partner

By:	Yoshihiro Ohtaki, President

INGLEWOOD VENTURES, L.P., a Delaware limited partnership

By:	Inglewood, LLC, a California limited liability company, General Partner

By:
Name:
Title:

SANDERLING VENTURE PARTNERS V CO-INVESTMENT FUND, L.P.

By:	Middleton, Mcneil & Mills Associates V, LLC

By:	Fred A. Middleton Managing Director

SANDERLING V BIOMEDICAL CO-INVESTMENT FUND, L.P.

By:	Middleton, Mcneil & Mills Associates V, LLC

By:	Fred A. Middleton Managing Director

SANDERLING V LIMITED PARTNERSHIP

By:	Middleton, Mcneil & Mills Associates V, LLC

By:	Fred A. Middleton Managing Director

SANDERLING V BETEILIGUNGS GMBH & CO. KG

By:	Middleton, Mcneil & Mills Associates V, LLC

By:	Fred A. Middleton Managing Director

SANDERLING VENTURES MANAGEMENT V

By:	Fred A. Middleton Owner

SANDERLING VENTURE PARTNERS IV CO-INVESTMENT FUND, L.P.

By:	Fred A. Middleton General Partner

SANDERLING IV BIOMEDICAL CO-INVESTMENT FUND, L.P.

By:	Fred A. Middleton General Partner

SANDERLING VENTURES MANAGEMENT IV

By:	Fred A. Middleton Owner

SANDERLING VENTURE PARTNERS IV, L.P.

By:	Fred A. Middleton General Partner

SANDERLING IV LIMITED PARTNERSHIP

By:	Fred A. Middleton General Partner

SANDERLING VI BETEILIGUNGS GMBH & CO. KG

By:	Middleton, Mcneil & Mills Associates VI, LLC

By:	Fred A. Middleton Managing Director

SANDERLING VENTURE PARTNERS VI CO-INVESTMENT FUND

By:	Fred A. Middleton Managing Director

SANDERLING IV BIOMEDICAL, L.P.

By:	Fred A. Middleton General Partner

SANDERLING [FERI TRUST] VENTURE PARTNERS IV, L.P.

By:	Fred A. Middleton General Partner

SANDERLING VENTURES MANAGEMENT VI

By:	Fred A. Middleton Owner

SANDERLING VI LIMITED PARTNERSHIP

By:	Fred A. Middleton General Partner

H&Q HEALTHCARE INVESTORS, a Massachusetts business trust

By:	Dan Omstead, President

Limitation of Liability
The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated April 21, 1987, as amended, and all persons dealing with H&Q Healthcare Investors, must look solely to the trust property for the enforcement of any claims against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H&Q Healthcare Investors.

H&Q LIFE SCIENCES INVESTORS, a Massachusetts business trust

By:	Dan Omstead, President

Limitation of Liability
The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with H&Q Life Sciences Investors, must look solely to the trust property for the enforcement of any claims against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H&Q Life Sciences Investors.

EXHIBIT A
SELLING STOCKHOLDERS

Guidant Investment Corporation
Foundation Medical Partners, L.P.
BioFrontier Global Investment Partnership
IngleWood Ventures, L.P.
Sanderling Venture Partners V Co-Investment Fund, L.P.
Sanderling V Biomedical Co-Investment Fund, L.P.
Sanderling V Limited Partnership
Sanderling V Beteiligungs GmbH & Co. KG
Sanderling Ventures Management V
Sanderling Venture Partners IV Co-Investment Fund, L.P.
Sanderling IV Biomedical Co-Investment Fund, L.P.
Sanderling Ventures Management IV
Sanderling Venture Partners IV, L.P.
Sanderling IV Limited Partnership
Sanderling VI Beteiligungs GmbH & Co. KG
Sanderling Venture Partners VI Co -Investment Fund
Sanderling IV Biomedical, L.P.
Sanderling [Feri Trust] Venture Partners IV, L.P.
Sanderling Ventures Management VI
Sanderling VI Limited Partnership
H&Q Healthcare Investors
H&Q Life Sciences Investors

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  Exhibit 10.34